UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51485	72-1060618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100 Winter Park, FL	32789
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 333-7440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RUTH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 20, 2020, Ruth’s Hospitality Group, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Jefferies LLC, as underwriter (the “Underwriter”), in connection with a public offering (the “Offering”) by the Company of a total of 5,612,903 shares of the Company’s common stock, par value $0.01 per share, and the grant by the Company to the underwriter of a 30-day option to purchase all or any part of 841,935 additional shares.

The Underwriting Agreement contains customary representations, warranties, covenants and conditions, and an agreement by the Company to indemnify the Underwriter against certain liabilities that could be incurred in connection with the Offering.

The Offering is being made pursuant to an effective Registration Statement on Form S-3 (File No. 333-238138) filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2020. A prospectus supplement relating to the Offering has been filed with the SEC. The closing of the Offering is expected to occur on May 26, 2020, subject to customary closing conditions.

The above summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

Kirkland & Ellis LLP has issued an opinion, dated May 22, 2020, to the Company regarding certain legal matters with respect to the Offering, a copy of which is filed as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits 1.1, 5.1 and 99.1 are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 20, 2020, by and between the Company and Jefferies LLC, as underwriter.

5.1	Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

99.1	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Company’s registration statement on Form S-3 (No. 333-238138).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: May 22, 2020	By:	/s/ Arne G. Haak
Arne G. Haak
Executive Vice President and Chief Financial Officer